Exhibit 4.1

CERTIFICATE	INCORPORATED UNDER THE LAWS		CLASS A COMMON STOCK	SHARES
NUMBER	OF THE STATE OF DELAWARE		PAR VALUE $0.01
[LIBERTY MUTUAL AGENCY CORPORATION LOGO]
THIS CERTIFICATE IS TRANSFERABLE
[NUMBER]	IN NEW YORK, NEW YORK		CUSIP [•]

SEE REVERSE FOR CERTAIN DEFINITIONS

LIBERTY MUTUAL AGENCY CORPORATION
This is to certify that
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK, PAR VALUE $0.01, OF
Liberty Mutual Agency Corporation (the “Corporation”), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Corporation, each as from time to time amended (copies of which are on file with the Transfer Agent), to all of which the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
     Witness the facsimile signatures of its duly authorized officers.
     Dated:

/s/ Gary R. Gregg	/s/ Edmund C. Kenealy

CHIEF EXECUTIVE OFFICER AND PRESIDENT	SECRETARY

[LOGO]	COUNTERSIGNED AND REGISTERED:

Mellon Investor Services LLC

TRANSFER AGENT AND REGISTRAR
BY

AUTHORIZED OFFICER

[LIBERTY MUTUAL AGENCY CORPORATION LOGO]
LIBERTY MUTUAL AGENCY CORPORATION
          THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. A STOCKHOLDER MAY MAKE THE REQUEST TO THE CORPORATION OR TO ITS TRANSFER AGENT AND REGISTRAR.
          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	..as tenants in common

TEN ENT	—	..as tenants by the entireties

JT TEN	—	..as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT		Custodian

	(Cust)		(Minor)

under Uniform Gifts to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated

     NOTICE:
THE SIGNATURE(S) TO THIS
ASSIGNMENT MUST
CORRESPOND WITH THE
NAME(S) AS WRITTEN UPON THE
FACE OF THE CERTIFICATE IN
EVERY PARTICULAR WITHOUT
ALTERATION OR ENLARGEMENT
OR ANY CHANGE WHATEVER.

X

(SIGNATURE)

X

(SIGNATURE)

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

SIGNATURE(S) GUARANTEED BY: